UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                    04/04/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

WASHINGTON                          1-6563                      91-00742146
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

     SAFECO Plaza, Seattle, Washington                          98185
   (Address of principal executive officers)                  (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events

SAFECO EXPECTS SEATTLE EARTHQUAKE LOSSES OF $15 MILLION

SEATTLE - (April 4, 2001) - Claims from the Feb. 28 Puget Sound-area earthquake are expected to cost SAFECO (NASDAQ: SAFC) approximately $15 million. This is expected to affect first-quarter income by $0.08 per diluted share on an after-tax basis.

"Our claims are expected to be relatively low for a 6.8-magnitude earthquake," said Mike McGavick, SAFECO president and chief executive officer. "A number of things worked in our favor, including the fact that SAFECO has done a good job managing its risk; the area was well prepared for the earthquake; and the earthquake occurred deep beneath the earth's surface, limiting the amount of damage."

SAFECO will announce its first-quarter financial results on Monday, April 23.

Founded in 1923, Seattle-based SAFECO and its more than 17,000 independent agents and financial advisors provide insurance, investment and related financial products to individual and business customers throughout the United States. More information about SAFECO is available online at www.safeco.com





FORWARD-LOOKING INFORMATION IS SUBJECT TO RISK AND UNCERTAINTY

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of SAFECO's business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

o SAFECO's ability to obtain rate increases and non-renew underpriced insurance accounts;
o        Realization of growth and business retention estimates;
o        Achievement of SAFECO's premium targets and profitability;
o        Changes in competition and pricing environments;
o        Achievement of SAFECO's expense reduction goals;
o        The occurrence of significant natural disasters, including earthquakes;
o Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
o        Changes in the nature of the property and casualty book of business;
o        Driving patterns;
o        Fluctuations in interest rates;
o        Availability of bank credit facilities;
o        Performance of financial markets;
o        Court decisions and trends in litigation;
o        Rating agency actions;
o        Legislative and regulatory developments;
o        The adequacy of loss reserves;
o        The availability and pricing of reinsurance;
o        The development of major Year 2000 related claims or liabilities; and
o        General economic and market conditions.


In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, SAFECO's achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect the Corporation's efforts to restore earnings in the property and casualty lines.

                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION
Dated: April 4, 2001                              By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer